Exhibit 99.2

SOUTHFORD EQUITIES, INC

FINANCIAL STATEMENTS FOR NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

F-1

SOUTHFORD EQUITIES, INC

CONDENSED Balance Sheets

	September 30,	December 31,
	2021	2020

ASSETS

Current Assets:
Cash and cash equivalents	$2,336,363	$3,560,130
Accounts receivable	704,520	2,639,501
Inventory	1,266,746	1,089,966
Other, Current Assets	1,114,563	733,433
Total Current Assets	5,422,192	8,023,030
Fixed Assets, Net	183,697	646,171
Intangible Assets, Net	2,477,519	2,955,552
Total Assets	$8,083,408	$11,624,753

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	1,174,403	1,502,332
Accrued Expenses	492,233	146,544
Current Portion of LT Debt	1,235,383	2,612,924
Total Current Liabilities	2,902,019	4,261,800
Note Payable	3,146,415	3,296,248
Total Liabilities	6,048,434	7,558,047

Commitments and Contingencies

Members’ equity	2,034,974	4,066,706

Total Liabilities and Members’ Equity	$8,083,408	$11,624,753

	$0	$0

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

F-2

SOUTHFORD EQUITIES, INC

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For The Nine Months Ended
	September 30, 2021	September 30, 2020

Revenue:
MSSP Sales	$1,654,711	$1,606,071
Sales Delivery Equipment	$1,168,454	$1,311,572
Sales Consulting	$207,106	$90,371
Sales Delivery Services	$444,138	$460,884
Sales Delivery Licenses	$2,518,049	$2,548,328
Other	$9,147	$20,173
Total revenue	6,001,605	6,037,399

Cost of revenue	2,275,713	2,816,022

Gross profit	3,725,892	3,221,378

Operating expenses:
Salaries and benefits	1,572,888	1,414,708
Selling, general and administrative	1,955,387	1,478,385
Total operating expenses	3,528,275	2,893,093

Income from operations	197,617	328,285

Other income:
Interest income	(445)	(2,199)
Other	(295,852)	211,254
Total other income	(296,297)	209,056

Net loss	$(98,679)	$537,341

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

F-3

SOUTHFORD EQUITIES, INC

CONDENSED STATEMENTS of CHANGES IN MEMBERS’ EQUITY

(Unaudited)

	Members’
	Equity	Total

Balance at January 1, 2020	$3,068,614	$3,068,614

Distributions to members	-	-
Net loss	537,341	537,341
Balance as of September 30, 2020	$2,133,653	$3,605,954

Balance at January 1, 2021	$2,133,653	$2,133,653

Net loss	(98,679)	(98,679)
Balance as of September 30, 2021	$2,034,974	$2,034,974

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

F-4

SOUTHFORD EQUITIES, INC

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net Loss	$(98,679)	$537,341
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for doubtful accounts	-	-
Stock based compensation - stock options	-	-
Loss on write-off of accounts receivable	-	-
Depreciation and amortization	177,195	5,661
Issuance of common stock for services	-	-
Inventory	176,780	-
Changes in operating assets and liabilities:
Accounts receivable	1,934,982	282,502
Prepaid expenses and other current assets	(381,130)	-
Accounts payable	941	531,224
Accrued Expenses	(3,033,856)	2,007,519
Deferred revenue	-	-

Net cash provided by (used in) operating activities	(1,223,767)	3,364,247

Cash flows from investing activities:

Purchases of property and equipment	-	-
Cash acquired in acquisition	-	-

Net cash provided by (used in) investing activities	-	-

Cash flows from financing activities:
Contributions from member	-	-
Distributions to members	-
Proceeds from PPP loans		-
Proceeds from sale of common stock	-	-
Proceeds from line of credit	-	-
Payment on loans payable	-	-
Payment on line of credit	-	-

Net cash provided by (used in) financing activities	-	-

Net increase in cash and cash equivalents	(1,223,767)	3,364,247

Cash and cash equivalents - beginning of period	3,560,130	195,883

Cash and cash equivalents - end of period	$2,336,363	$3,560,130

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

F-5

SOUTHFORD EQUITIES, INC

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – NATURE OF THE ORGANIZATION AND BUSINESS

Corporate History

Southford Equities, Inc (“Arkavia” or the “Company”) was formed in January 2010 as a British Virgin Islands based company. The Company’s principal offices are located in Santiago, Chile.

Business Overview

The Company is a a cybersecurity service company that specializes in solving their customers problems with the best technological alternatives and their recognized IT Engineering services. The Company’s goal is to provide a state-of-the-art service in the field of data networks and computer security systems by utilizing their experience to analyze and understand their customers different requirements to deliver real and functional solutions.

Liquidity

The accompanying unaudited condensed financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At September 30, 2021, the Company had a members’ equity surplus and working capital surplus each of $2,520,173. For the nine months ended September 30, 2021, the Company had income from operations of $197,617 and negative cash flows from operating activities of $1,223,767. Although the Company is showing consistent revenues and gross profit trends, the Company expects to incur further losses through the end of 2021. To date the Company has been funding operations through revenues generated by the Company’s services.

Based on its current cash resources and commitments, the Company believes it will be able to maintain its current planned development and corresponding level of expenditure for at least twelve months from the date of the issuance of these unaudited condensed consolidated financial statements, although no assurance can be given that it will not need additional funds prior to such time.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial information as of and for the nine months ended September 31, 2021 and 2020 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the instructions to Quarterly Report on Form 10-Q and Article 10 of Regulation S-X. In the opinion of management, such financial information include all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of our financial position at such dates and the operating results and cash flows for such periods. Operating results for the nine months ended September 30, 2021 are not necessarily indicative of the results that may be expected for the entire year or for any other subsequent interim period.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to the rules of the U.S. Securities and Exchange Commission, or the SEC. These unaudited condensed financial statements and related notes should be read in conjunction with our audited financial statements for the years ended December 31, 2020 and 2019 included in the Company’s Annual Report filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-6

The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of the accompanying unaudited condensed financial statements. Significant estimates include the allowance for doubtful accounts and the potential offset of the loan payable forgiveness.

Revenue

Arkavia has four revenue streams: CSOC (Cybersecurity Operation Center), Consulting, Delivery and Managed Security Service Provider (MSSP). CSOC is the area responsible for monitoring malicious activity in the IT environment of companies, this in order to have a professional team to alert us of this malicious activity. The company’s revenue comes from penetration testing, which involves examining the customer’s entire computing environment for vulnerabilities at all levels of the infrastructure, including the network, operating systems and common application services. Another of Arkavia’s revenue streams corresponds to the logical tailoring, physical implementation and support and maintenance of perimeter security platforms as well as specific areas within the client.

Practical Expedients

As part of ASC Topic 606, Revenue from Contracts with Customers, the Company has adopted several practical expedients including the following: (i) the Company has determined that it need not adjust the promised amount of consideration for the effects of a significant financing component since the Company expects, at contract inception, that the period between when the Company transfers a promised service to the customer and when the customer pays for that service will be one year or less and (ii) the Company recognizes any incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

Disaggregated Revenues

Revenue consists of the following by service offering for the nine months ended September 31, 2021

MSSP Sales	Sales Delivery Equipment	Sales Consulting	Sales Delivery Services	Sales Delivery Licenses	Other	Total
$1,654,711	$1,168,454	$207,106	$444,138	$2,518,049	$9,147	$6,001,605

Revenue consists of the following by service offering for the nine months ended Septmenber 31, 2020

MSSP Sales	Sales Delivery Equipment	Sales Consulting	Sales Delivery Services	Sales Delivery Licenses	Other	Total
$1,606,071	$1,311,572	$90,371	$460,884	$2,548,328	$20,173	$6,037,399

Contract Modifications

There were no contract modifications during the nine months ended September 30, 2021. Contract modifications are not routine in the performance of the Company’s contracts.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

F-7

Accounts Receivable

Accounts receivable are reported at their outstanding unpaid principal balances, net of allowances for doubtful accounts. The Company periodically assesses its accounts and other receivables for collectability on a specific identification basis. The Company provides for allowances for doubtful receivables based on management’s estimate of uncollectible amounts considering age, collection history, and any other factors considered appropriate. Payments are generally due within 45 days of invoice. The Company writes off accounts receivable against the allowance for doubtful accounts when a balance is determined to be uncollectible. As of September 30, 2021 and December 31, 2020, the Company did not record an allowance for doubtful accounts.

Advertising and Marketing Costs

The Company has not incurred any advertising and marketing expenses for the nine months ended September 30, 2021 and 2020.

Fair Value Measurements

As defined in ASC 820, Fair Value Measurements and Disclosures, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable. ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This fair value measurement framework applies at both initial and subsequent measurement.

Level 1:	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3:	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. The significant unobservable inputs used in the fair value measurement for nonrecurring fair value measurements of long-lived assets include pricing models, discounted cash flow methodologies and similar techniques.

Fair Value of Financial Instruments

The carrying value of cash, accounts receivable, accounts payable and loan payable approximate their fair values using Level 3 inputs, based on the short-term maturity of these instruments.

Income Taxes

Arkavia has provisioned a total of $3,719 for the nine months ended September 31, 2021 income tax as it is considered a company subject to first category tax according to Chilean tax regulations.

Recently Issued Accounting Standards

All newly issued but not yet effective accounting pronouncements have been deemed to be not applicable or immaterial to the Company.

F-8

Note 3 - MEMBERS’ Equity

During the nine months ended September 30, 2021, the Company made no distributions to its members.

NOTE 4 – COMMITMENTS AND CONTINGENCIES

There are no material pending legal proceedings in which the Company or any of its subsidiaries is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of its voting securities, or security holder is a party adverse to us or has a material interest adverse to the Company.

NOTE 5 – CONCENTRATION OF CREDIT RISK

Cash Deposits

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits.

Revenues

One client accounted for 16% of revenue for the nine months ended September 30, 2021, as set forth below:

One client accounted for 18% of revenue for the nine months ended September 30, 2020.

Accounts Receivable

Three clients accounted for 8% of the accounts receivable as of Setpember 30, 2021, as set forth below:

Client A	6%
Client B	1%
Client C	1%

Three clients accounted for 9% of the accounts receivable as of September 30, 2020, as set forth below:

Client A	7%
Client B	1%
Client C	1%

Accounts Payable

Two vendors accounted for 51% of the accounts payable as of Septermber 30, 2021, as set forth below:

Vendor A	30%
Vendor B	21%

Three vendors accounted for 60% of the accounts payable as of September 30, 2020, as set forth below:

Vendor A	34%
Vendor B	15%
Vendor C	11%

NOTE 6 – SUBSEQUENT EVENTS

On December 1, 2021, the Company and its equity holders entered into a share purchase agreement with Cerberus Cyber Sentinel Corporation (“Cerberus”), a Delaware corporation. A a result of the transaction, the Company became a wholly-owned subsidiary of Cerberus.

F-9